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***********COPY OF FORM 8-K AS FILED WITH THE COMMISSION ON June 17, 1998*******
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                         SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549

                                   Form 8-K

                                 Current Report

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)            June 4, 1998


                      Commission file number 1-12271

================================================================================
                              CARSON, INC.
================================================================================
                (Exact name of registrant as specified in its charter)

            DELAWARE                                  06-1428605
(State or other jurisdiction of incorporation
            or organization)                    (I.R.S. Employer Identification
                                                             Number)

                    64 Ross Road, Savannah Industrial Park
                           Savannah, Georgia 31405
        (Address, including zip code, of principal executive offices)

      Registrant's telephone number, including area code: (912) 651-3400

Item 5.     Other Events.

On June 4, 1998, Carson, Inc. (the "Company") issued a press release announcing a restructuring of its senior management team. Dr. Roy Keith, formerly Chairman and CEO, has stepped down as CEO. Dr. Keith remains Chairman and will focus on strengthening customer relationships and growing the Company's international markets. Vincent A. Wasik, currently a member of the Company's Board of Directors and President of Morningside Capital Group LLC., has assumed the position of Acting CEO, and will continue in that capacity until a permanent successor is hired. Joyce M. Roche, President and COO, will concentrate on U.S. sales and marketing. Malcolm Yesner, Managing Director of Carson Holdings Limited, the Company's South Africa subsidiary, has been promoted to the additional post of President of the Company's International division covering South America and Europe as well as Africa.

In addition, the Company sold 29.1 million of its common shares of Carson Holdings Limited, generating gross proceeds of approximately $56 million. Carson Holdings Limited also sold an additional 10.25 million shares, generating gross proceeds of approximately $20 million which will be used for working capital and geographic expansion in Africa. As a result of the combined sales and exercise of employee stock options, the Company now owns approximately 53.2% of Carson Holdings stock rather than the 53.7% stated in the June 4, 1998 press release.

The Company also announced plans to divest its Cutex nail polish and nail polish remover business in order to narrow its strategic focus on the worldwide ethnic personal care business.

A copy of the press release concerning these matters is attached as Exhibit 99.1 hereto and is incorporated herein by reference.


Item 7.      Financial Statements and Exhibits.

(a.)     Financial Statements of the Business Acquired.

         Not Applicable.

(b.)     Pro Forma Financial Information.

         Not Applicable.

(c.)     Exhibits:

         99.1     Text of Press Release issued by the Company on June 4, 1998.

                                    SIGNATURE


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   June 17,1998                CARSON, INC.

                                     By: /s/ Robert W. Pierce
                                        ----------------------
                                     Name:    Robert W. Pierce
                                     Title:   Executive Vice President and Chief
                                              Financial Officer (Principal
                                              Accounting and Financial Officer)